==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               ------------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of Report (Date of earliest event reported): November 12, 1999

                               -------------------

                       NICOLLET PROCESS ENGINEERING, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                   0-27928              41-1528120
 (State of or other juris-          (Commission         (I.R.S. Employer
 diction  of incorporation)         File Number)        Identification No.)


                            2665 South Bayshore Drive
                                   Suite PH2B
                             Coconut Grove, FL 33133
                             -----------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (305) 913-3300


==============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         A.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              AUDITED FINANCIAL STATEMENTS OF KNOWLEDGEWARE SOLUTIONS, LLC

                  Independent Auditors' Report                                                         F-1

                  Balance Sheet as of August 31, 1999                                                  F-2

                  Statement of Operations for the period from inception through the year
                  ended August 31, 1999                                                                F-3

                  Statement of Changes in Members' Equity for the period from inception
                  through the year ended August 31, 1999                                               F-4

                  Statement of Cash Flows for the period from inception through the year
                  ended August 31, 1999                                                                F-5

                  Notes to Audited Financial Statements                                         F-6 - F-11

         B.   PRO FORMA FINANCIAL INFORMATION.

                  Introduction                                                                        F-12

                  Pro Forma Balance Sheet as of August 31, 1999                                       F-13

                  Pro Forma Statement of Operations for the year ended August 31, 1999                F-14

                  Pro Forma Statement of Stockholders' Deficient for the year ended
                  August 31, 1999                                                                     F-15

                  Pro Forma Statement of Cash Flows for the year ended August 31, 1999          F-16- F-17

                  Notes to Pro Forma Financial Statements                                             F-18

         C.   EXHIBITS.

              2.1 Agreement and Plan of Merger by and among the Company and William Klco, Kathleen McFadden, Steven Gauld and
              Dane Powell dated November 12, 1999.

              23.1     Consent of Perez-Abreu, Augerrebere, Sueiro LLC.

                          INDEPENDENT AUDITOR'S REPORT



To the Members
Knowledgeware Solutions, LLC


We have audited the accompanying balance sheet of Knowledgeware Solutions, LLC (A Limited Liability Company) as of August 31, 1999 and the related statements of operations, changes in members' equity, and cash flows for the period from inception (April 19, 1999) through August 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In ouropinion, the financial statements referred to above present fairly, in all material respects, the financial position of Knowledgeware Solutions, LLC as of August 31, 1999, and the results of its operations and its cash flows for the period from inception (April 19, 1999) through August 31, 1999 in conformity with generally accepted accounting principles.

/s/ PEREZ-ABREU, AGUERREBERE, SUEIRO LLC

PEREZ-ABREU, AGUERREBERE, SUEIRO LLC

Certified Public Accountants
Coral Gables, Florida
January 21, 2000

                          KNOWLEDGEWARE SOLUTIONS, LLC
                                  BALANCE SHEET
                                 AUGUST 31, 1999


ASSETS

CURRENT ASSETS

  Cash                                                                         $        15,383
  Accounts receivable                                                                   15,466
  Other current assets                                                                  15,161
                                                                               ---------------
               TOTAL CURRENT ASSETS                                                     46,010

PROPERTY AND EQUIPMENT, net                                                            268,849

OTHER ASSETS                                                                             3,840
                                                                               ---------------
                                                                               $       318,699
                                                                               ===============
LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

  Accounts payable and accrued expenses                                        $        45,273
  Current maturities of obligations under capital leases                                14,433
                                                                               ---------------

               TOTAL CURRENT LIABILITIES                                                59,706

OBLIGATIONS UNDER CAPITAL LEASES, less current maturities                               27,667
                                                                               ---------------

               TOTAL LIABILITIES                                                        87,373

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY                                                                        231,326
                                                                               ---------------

                                                                               $       318,699
                                                                               ===============

   The accompanying notes are an integral part of these financial statements.

                          KNOWLEDGEWARE SOLUTIONS, LLC
                             STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM INCEPTION (APRIL 19, 1999)
                             THROUGH AUGUST 31, 1999

Revenue                                                                     $      30,905

Cost of revenue                                                                    94,117
                                                                            -------------
                                                                                  (63,212)

OPERATING EXPENSES
 Selling                                                                           38,196
 General and administrative                                                        73,222
                                                                            -------------

                                                                                  111,418
                                                                            -------------

         LOSS FROM OPERATIONS                                                    (174,630)

OTHER INCOME                                                                       14,791
                                                                            -------------
         NET LOSS                                                           $    (159,839)
                                                                            =============

PRO-FORMA PRESENTATION OF NET LOSS PER COMMON SHARE:

BASIC AND DILUTED NET LOSS PER COMMON SHARE                                 $ (15.98)
                                                                            ========
WEIGHTED AVERAGE SHARES USED IN THE CALCULATION
OF BASIC AND DILUTED NET LOSS PER COMMON SHARE                                10,000
                                                                            ========

  The accompanying notes are an integral part of these financial statements.

                          KNOWLEDGEWARE SOLUTIONS, LLC
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                 FOR THE PERIOD FROM INCEPTION (APRIL 19, 1999)
                             THROUGH AUGUST 31, 1999




Members' initial contributions                                                 $       528,563

Members' distributions                                                                (137,398)

Net loss                                                                              (159,839)
                                                                               ---------------

Members' equity - August 31, 1999                                              $       231,326
                                                                               ===============

  The accompanying notes are an integral part of these financial statements.

                          KNOWLEDGEWARE SOLUTIONS, LLC
                            STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM INCEPTION (APRIL 19, 1999)
                            THROUGH AUGUST 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                                                    $   (159,839)
                                                                                            ------------

Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization                                                                   17,263
  Changes in operating assets and liabilities:
  Accounts receivable                                                                            (15,466)
  Other current assets                                                                           (15,161)
  Accounts payable and other accrued expenses                                                     45,273
                                                                                            ------------

               TOTAL ADJUSTMENTS                                                                  31,909
                                                                                            ------------

               NET CASH USED IN OPERATING ACTIVITIES                                            (127,930)
                                                                                            ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to property and equipment                                                             (26,066)
 Increase in other assets                                                                         (3,840)
                                                                                            ------------

               NET CASH USED IN INVESTING ACTIVITIES                                             (29,906)
                                                                                            ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayments of obligations under capital leases                                                   (4,383)
 Members' contributions                                                                          315,000
 Members' distributions                                                                         (137,398)
                                                                                            ------------

               NET CASH PROVIDED BY FINANCING ACTIVITIES                                         173,219
                                                                                            ------------

NET INCREASE IN CASH                                                                              15,383
               CASH AT BEGINNING OF PERIOD                                                             -
                                                                                            ------------

               CASH AT END OF PERIOD                                                        $     15,383
                                                                                            ============
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
 AND FINANCING ACTIVITIES:

 Acquisitions of equipment through capital leases                                           $     46,483
                                                                                            ============

 Members' contribution of property and equipment                                            $    213,563
                                                                                            ============
 OTHER SUPPLEMENTAL INFORMATION:

 Interest paid                                                                              $      2,077
                                                                                            ============

  The accompanying notes are an integral part of these financial statements.

NOTE 1 -   BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           A)     BUSINESS OPERATIONS

                  Knowledgeware Solutions, LLC (A Michigan Limited Liability Company) (the "Company") was formed on April 19, 1999 as Knowsol Acquisition, LLC for the sole purpose of acquiring certain assets, including the name, of an ongoing business. Shortly after consummating the Asset Sale Agreement, Knowsol Acquisitions, LLC amended its Articles of Organization to reflect its current name, Knowledgeware Solutions, LLC.

                  The Company designs, develops and deploys technology-based courseware that companies can use to train their employees. The Company develops such courseware by utilizing advanced adult learning concepts and the latest technology to provide a complete technology based training solution for its customers. The Company helps its customers to identify, define and script learning components. Each of the learning components is then developed to suit the specific needs of the target audience and achieve specified learning objectives. The custom courseware can then be deployed over the Internet or distributed on CD-ROM.

                  In September 1999, the members of this limited liability company incorporated the Company in Michigan and transferred all of the assets and liabilities of Knowledgeware Solutions LLC to Knowledgeware Solutions, Inc. (KSI). In November 1999, KSI and its shareholders entered into a Merger Agreement ("Agreement") with Nicollet Process Engineering, Inc, d/b/a XBOX Technologies, Inc. ("XBOX") and its wholly-owned subsidiary, Knowledgeware Acquisition Corp. ("Sub"). Under the terms of the Agreement, the shareholders of KSI were to receive a certain number of shares of XBOX and certain options to purchase additional shares. XBOX received all 10,000 outstanding shares of KSI as a result of the Agreement.

           B)     REVENUE RECOGNITION

                  The Company recognizes revenue in compliance with Statement of Position No. 97-2, SOFTWARE REVENUE RECOGNITION. Product revenues are generally recognized as products are shipped, but may be recognized when installed or accepted, depending upon the particular product and contract terms. Training and installation revenues are recognized as the services are performed, generally within a few days of delivery. The Company defers revenue related to any future obligations it could have under maintenance or warranty agreements. The Company recognizes revenue related to these agreements ratably over the life of the agreements or as the obligations are fulfilled.

           C)     PROPERTY AND EQUIPMENT


  The accompanying notes are an integral part of these financial statements.

                  Property and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the various assets, ranging from five to ten years. Amortization of leasehold improvements is provided using the straight-line method over the term of the leases.

NOTE 1 - BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           D)     INCOME TAXES

                  The Company files its federal income tax return as a Partnership and does not pay income taxes inasmuch as any income or loss is included in the tax returns of its members. Accordingly, no provision has been made for income taxes in these financial statements.

           E)     RISKS AND UNCERTAINTIES

                  The Company is in the software industry, which is characterized by rapid technological advances and frequent new product introductions. The inability to develop or introduce new products could result in a loss of competitiveness or revenues.

                  The Company's success depends to a significant extent upon its ability to attract and retain highly talented personnel to meet current and future needs of the Company. Competition for such personnel is intense, as the Company grows it will require additional experienced personnel. There can be no assurances that the Company will be able to timely employ and train adequate numbers of personnel to meet its present and future requirements. If the Company is unable to train adequate numbers of experienced personnel to meet its present and future requirements, the Company's performance could be materially and adversely affected.

                  The Company may not have adequate financial and personnel resources to maintain research and development capabilities and, consequently, to maintain its technology position.

                  There can be no assurance that the Company will be able to compete successfully in the future or that competition in the future will not have a material adverse effect on the Company's business, financial condition and results of operations.

           F)     MANAGEMENT ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period from inception through August 31, 1999. Actual results could differ from those estimates.


  The accompanying notes are an integral part of these financial statements.

NOTE 1 - BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           G)     COMPREHENSIVE INCOME

                  The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" for the period presented. Comprehensive income includes net income as well as other comprehensive income. Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but excluded from net income. For the period presented, the Company had no items of other comprehensive income.

           H)     NET LOSS PER SHARE

                  The net income (loss) per share is computed by dividing the net income or loss for the period by the weighted average number of shares outstanding (as adjusted retroactively for the dilutive effect of prior year common stock options) for the period plus the dilutive effect of outstanding common stock options and warrants considered to be common stock equivalents. Stock options and other common stock equivalents are excluded from the 1999 net loss per share calculation as their effect would be anti-dilutive.

                  Basic and diluted earnings per share amounts are equal because the Company has a loss from continuing operations and consideration of the, outstanding options, warrants and their equivalents would result in anti-dilutive effects to earnings per share.

                  PRO-FORMA PRESENTATION OF NET LOSS PER COMMON SHARE

                  The Company is a limited liability company, as such, the Company does not have authorized, issued or outstanding common stock. As a result of the Merger Agreement discussed in note 1A, the Company is deemed to have had 10,000 shares of common stock for purposes of the calculation of net loss per share.

                  The weighted average number of shares used to compute EPS were 10,000.

           I)     YEAR 2000 SYSTEMS COSTS

                  The Company utilizes software and related technologies throughout its business that will be affected by the date change in the year 2000. Anticipated costs for system modifications will be expensed as incurred and are not expected to have a material impact on the Company's results of operations. However, the Company cannot measure the impact that the Year 2000 issue will have on its vendors, suppliers, customers and other parties with whom it conducts business.


  The accompanying notes are an integral part of these financial statements.

NOTE 1 - BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           J)     MAJOR CUSTOMERS

                  Sales are composed of two customers. Sales to customer A were 74% of total revenues. Sales to customer B were 26% of total revenues.

NOTE 2 -   PROPERTY AND EQUIPMENT

           Property and equipment consists of the following:

           Furniture and fixtures                                                          $     123,213
           Office and computer equipment                                                         105,801
           Leasehold improvements                                                                 10,615
           Equipment under capital leases                                                         46,483
                                                                                           -------------

                                                                                                 286,112
           Less accumulated depreciation and amortization,
             including $4,383 on property under capital leases                                   (17,263)
                                                                                           -------------

                                                                                           $     268,849
                                                                                           =============

           Depreciation and amortization expense were $12,880 and $4,383, respectively.

NOTE 3 -   COMMITMENTS AND CONTINGENCIES

           CAPITAL LEASE OBLIGATIONS

           The Company leases various equipment under capital lease agreements expiring through 2002. The following is a schedule, by years, of future minimum lease payments under the capital leases:

           Years ending August 31,
                    2000                                                                   $      19,378
                    2001                                                                          18,820
                    2002                                                                          11,804
                                                                                           -------------
                    Total minimum lease payments                                                  50,002
                    Less amount representing interest                                              7,902
                                                                                           -------------
                                                                                                  42,100
                    Less current maturities                                                       14,433
                                                                                           -------------
                                                                                           $      27,667
                                                                                           =============


  The accompanying notes are an integral part of these financial statements.

           OPERATING LEASE

           The Company has entered into an operating lease for office space through May 2002. Approximate future lease payments under the operating lease are as follows:

           Years ending August 31,

                    2000                                       $      32,500
                    2001                                              35,400
                    2002                                              28,300
                                                               -------------

                                                               $      96,200
                                                               =============

           Rent expense amounted to approximately $7,900 for the period from inception through August 31, 1999.

           LITIGATION

           The Company is exposed to various asserted and unasserted potential claims encountered in the normal course of business. In the opinion of management, the resolution of these matters will not have a material effect on the Company's financial position or the results of its operations.

NOTE 4 -   FAIR VALUE

           The Company has estimated the fair value of its financial instruments at August 31, 1999, as required by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments." The carrying values of cash, accounts receivable, accounts payable and accrued expenses are reasonable estimates of their fair values.

NOTE 5 -   MEMBERS' EQUITY

           The Company is a limited liability company, as such, the Company does not have authorized, issued or outstanding common stock. As a result of the Merger Agreement discussed in note 1A, the Company is deemed to have had 10,000 shares of common stock for purposes of the calculation of net loss per share.


  The accompanying notes are an integral part of these financial statements.

NOTE 6 -   EMPLOYEE BENEFIT PLAN

           Effective May 1, 1999 the Company adopted the Knowledgeware Solutions, LLC 401(k) Profit Sharing Plan (the "Plan"), a defined contribution benefit plan which qualifies under Section 401(k) of the Internal Revenue Code. All employees of the Company are eligible to participate in the Plan. Participants may contribute up to the maximum percentage allowable not to exceed the limits of Internal Revenue Code 401(k) of their base salary to the Plan. The Company's matching contributions are discretionary. The Company did not contribute to the Plan for the period ended August 31, 1999.

NOTE 7 -   SUBSEQUENT EVENTS

           In November 1999, the Company, through KSI, entered into a plan to merger with XBOX.





  The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors and Stockholders
Nicollet Process Engineering, Inc.
d/b/a XBOX Technologies, Inc.


We have examined the pro-forma adjustments reflecting the transaction described in Note 1A and the application of those adjustments to the historical amounts in the assembly of the accompanying pro-forma condensed balance sheet of Nicollet Process Engineering, Inc. d/b/a XBOX Technologies, Inc. as of August 31, 1999, and the pro-forma condensed statement of operations, stockholders' deficit and cash flows for the year ended August 31, 1999. The historical condensed financial statements are derived from the historical financial statements of Nicollet Process Engineering, Inc. d/b/a XBOX Technologies, Inc., which were audited by other auditors. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro-forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro-forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1A, the related pro-forma adjustments give appropriate effect to those assumptions, and the pro-forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro-forma condensed balance sheet as of August 31, 1999 and the pro-forma condensed statement of operations, stockholders' deficit and cash flows for the year ended August 31, 1999.

/s/ PEREZ-ABREU, AGUERREBERE, SUEIRO LLC

PEREZ-ABREU, AGUERREBERE, SUEIRO LLC

Certified Public Accountants
Coral Gables, Florida
January 21, 2000

                       NICOLLET PROCESS ENGINEERING, INC.
                          D/B/A XBOX TECHNOLOGIES, INC.
                            (PRO-FORMA) BALANCE SHEET
                                 AUGUST 31, 1999

ASSETS

CURRENT ASSETS

  Cash and cash equivalents                                                               $      215,431
  Accounts receivable (net of allowance for doubtful accounts of $56,142)                        104,389
  Notes receivable - related party                                                               651,709
  Inventories                                                                                     93,674
  Prepaid expenses                                                                                34,515
                                                                                          --------------

               TOTAL CURRENT ASSETS                                                            1,099,718

PROPERTY AND EQUIPMENT, net                                                                      505,763

OTHER ASSETS                                                                                      32,734
                                                                                          --------------

                                                                                          $    1,638,215
                                                                                          ==============
LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

  Accounts payable                                                                        $      333,490
  Accounts payable - related party                                                                59,450
  Accrued payroll liabilities                                                                    272,086
  Other current liabilities                                                                       69,857
  Customer deposits                                                                               12,615
  Accrued Consulting fees - related party                                                        550,000
  Accrued Interest                                                                               266,721
  Current maturities of obligations under capital leases                                          20,637
                                                                                          --------------

               TOTAL CURRENT LIABILITIES                                                       1,584,856

NOTES PAYABLE                                                                                  1,559,900

OBLIGATIONS UNDER CAPITAL LEASES, less current maturities                                         39,488
                                                                                          --------------

               TOTAL LIABILITIES                                                               3,184,244
                                                                                          --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT

    Preferred stock, no par value:
    5,000,000 authorized, none issued and outstanding                                                  -
    Common stock, no par value:
    50,000,000 authorized, 26,412,861 issued and outstanding                                  12,494,048
    Accumulated deficit                                                                      (14,040,077)
                                                                                          --------------

    TOTAL STOCKHOLDERS' DEFICIT                                                               (1,546,029)

    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                           $    1,638,215
                                                                                          ==============


  The accompanying notes are an integral part of these financial statements.

                       NICOLLET PROCESS ENGINEERING, INC.
                          D/B/A XBOX TECHNOLOGIES, INC.
                       (PRO-FORMA) STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1999

REVENUES                                                                           $     1,508,929

COST OF REVENUES                                                                         1,165,645
                                                                                   ---------------

GROSS PROFIT                                                                               343,284

OPERATING EXPENSES
               Selling                                                                   1,100,117
               Research and development                                                    329,238
               General and administrative                                                2,677,319
                                                                                   ---------------

               LOSS FROM OPERATIONS                                                     (3,763,390)

INTEREST EXPENSE                                                                          (255,335)

INTEREST AND OTHER INCOME                                                                   18,581
                                                                                   ---------------
               NET LOSS                                                            $    (4,000,144)
                                                                                   ===============


PRO-FORMA PRESENTATION OF NET LOSS PER COMMON SHARE:

BASIC AND DILUTED NET LOSS PER COMMON SHARE                                        $    (.48)
                                                                                   =========

WEIGHTED AVERAGE SHARES USED IN THE CALCULATION
OF BASIC AND DILUTED NET LOSS PER COMMON SHARE                                     8,341,805
                                                                                   =========


  The accompanying notes are an integral part of these financial statements.

                       NICOLLET PROCESS ENGINEERING, INC.
                          D/B/A XBOX TECHNOLOGIES, INC.
                 (PRO-FORMA) STATEMENT OF STOCKHOLDERS' DEFICIT
                           YEAR ENDED AUGUST 31, 1999

                                            SHARES OF
                                              COMMON                         ACCUMULATED
                                               STOCK          AMOUNT           DEFICIT             TOTAL
                                          ------------    -------------    --------------    -------------
Balances - August 31, 1998                   6,211,861    $   8,939,949    $  (10,039,933)   $  (1,099,984)

Stock option exercises                         201,000           67,588              -              67,588

Issuance of common stock in
connection with debt conversion             20,000,000        3,000,000              -           3,000,000

Compensation expense associated
With change in option vesting period              -              95,346              -              95,346

Net equity acquired in connection
with merger agreement                             -             391,165              -             391,165

Net loss                                          -                -           (4,000,144)      (4,000,144)
                                          ------------    -------------    --------------    -------------

Balances - August 31, 1999                  26,412,861    $  12,494,048    $  (14,040,077)   $  (1,546,029)
                                          ============    =============    ==============    =============


  The accompanying notes are an integral part of these financial statements.

                       NICOLLET PROCESS ENGINEERING, INC.
                          D/B/A XBOX TECHNOLOGIES, INC.
                       (PRO-FORMA) STATEMENT OF CASH FLOWS
                           YEAR ENDED AUGUST 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                                                 $    (4,000,144)
                                                                                         ---------------
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation                                                                                 122,444
    Amortization                                                                                 169,779
    Compensation expense in connection with options                                               95,346
    Gain on disposal of assets                                                                    (3,790)
  Changes in operating assets and liabilities:
    Accounts receivable                                                                           20,596
    Inventories                                                                                  151,573
    Prepaid expenses and other current assets                                                    (19,845)
    Accounts payable                                                                             (60,072)
    Accounts payable - related party                                                              59,450
    Other current liabilities                                                                    567,877
    Accrued payroll liabilities                                                                  214,849
    Accrued interest                                                                             244,623
    Customer deposits                                                                           (101,400)
                                                                                         ---------------

               NET CASH USED IN OPERATING ACTIVITIES                                          (2,538,714)
                                                                                         ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                                          (145,045)
  Loans to related party                                                                        (651,709)
  Other assets                                                                                    (1,947)
  Proceeds from sale of fixed assets                                                               3,790
                                                                                         ---------------

               NET CASH USED IN INVESTING ACTIVITIES                                            (794,911)
                                                                                         ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable                                                                  3,054,000
  Payments on capitalized lease obligations                                                       (8,944)
  Stockholder contributions                                                                      315,000
  Distributions to stockholders                                                                 (137,398)
  Proceeds from exercise of stock options and warrants                                            67,588
                                                                                         ---------------

               NET CASH PROVIDED BY FINANCING ACTIVITIES                                       3,291,146
                                                                                         ---------------

NET DECREASE IN CASH                                                                             (42,479)

               CASH AT BEGINNING OF PERIOD                                                       257,910
                                                                                         ---------------

               CASH AT END OF PERIOD                                                     $       215,431
                                                                                         ===============


  The accompanying notes are an integral part of these financial statements.

                       NICOLLET PROCESS ENGINEERING, INC.
                          D/B/A XBOX TECHNOLOGIES, INC.
                 (PRO-FORMA) STATEMENT OF CASH FLOWS (CONTINUED)
                           YEAR ENDED AUGUST 31, 1999


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
  AND FINANCING ACTIVITIES:

  Acquisitions of equipment through capital leases                                     $      59,266
                                                                                       =============

  Value of common stock issued in connection with the debt-to-equity
  Conversion                                                                           $   3,000,000
                                                                                       =============

  Stockholders' contribution of property and equipment                                 $     213,563
                                                                                       =============

  OTHER SUPPLEMENTAL INFORMATION:

  Interest paid                                                                        $      17,107
                                                                                       =============


  The accompanying notes are an integral part of these financial statements.

NOTE 1 -   PRO-FORMA PRESENTATION

           In September 1999, the members of Knowledgeware Solutions, LLC, a limited liability company, incorporated Knowledgeware Solutions, Inc.
           (KSI) in Michigan and transferred all of the assets and liabilities of Knowledgeware Solutions, LLC to KSI.

           On November 12, 1999, Nicollet Process Engineering, Inc. ("Nicollet") entered into a plan of merger with KSI. Nicollet issued 704,345 shares of common stock for the 10,000 shares outstanding of KSI. Nicollet has also reserved 978,862 shares of its common stock for options to be granted to the shareholders of KSI at the time of the closing through the following three years.

           The accompanying pro-forma financial statements reflect the historical results of operations, cash flows and balance sheets of Nicollet Process Engineering, Inc. and Knowledgeware Solutions, LLC on a combined basis.

           The pro-forma presentation of net loss per share reflects the 704,345 shares issued as part of the merger as outstanding from May 1, 1999 (the start of operations of Knowledgeware Solutions, LLC) through August 31, 1999. The weighted average of these shares is 234,782, therefore the weighted average number of shares used in the pro-forma presentation of net loss per share is 8,341,805.




  The accompanying notes are an integral part of these financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NICOLLET PROCESS ENGINEERING, INC.


                                           /s/ Evros Psiloyenis
                                           ----------------------------------
                                           By: Evros Psiloyenis
                                           Its: President


Dated:   January 27, 2000

                                   INDEX TO EXHIBITS

Item                                                                              Method of Filing
----                                                                              ----------------

2.1      Agreement and Plan of Merger by and among the Company and William
         Klco, Kathleen McFadden, Steven Gauld and Dane Powell dated
         November 12, 1999.................................................       File electronically
                                                                                  herewith*

23.1     Consent of Perez-Abreu, Augerrebere, Sueiro LLC...................       Filed electronically
                                                                                  herewith.

---------------------------

*Indicates item previously filed.